SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 April 25, 2003
                Date of Report (Date of earliest event reported)

                           HEARTLAND BANCSHARES, INC.
               (Exact name of issuer as specified in its charter)

             Indiana                   333-32245               35-2017085
          (State or other       (Commission File Number)     (IRS Employer
          jurisdiction of                                 Identification Number)
          incorporation)


          420 North Morton Street                                 46131
          Franklin, Indiana                                     (Zip Code)
          (Address of principal
          executive offices)



          Issuer's telephone number, including area code (317) 738-3915


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Item 7. Financial  Statements And Exhibits

Exhibit 99.1 Press  release  issued by the Company on April 25, 2003  announcing first quarter 2003 results of operations.

Item 9. Regulation FD Disclosure.

On April 25, 2003, Heartland Bancshares, Inc. (the "Company"), issued a press release announcing its results for the quarter ended March 31, 2003. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

The information under this caption is intended to be furnished by the Company under Item 12 of Form 8-K but is placed under Item 9 instead of Item 12 in accordance with the interim guidance provided by the Securities and Exchange
Commission in Release No. 33-8216 issued March 27, 2003. The information contained in this Item 9 or incorporated by reference herein (whether or not furnished pursuant to Item 12) shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the issuer has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HEARTLAND BANCSHARES, INC.

                                           By: /s/ Steven L. Bechman
                                           Steven L. Bechman,
                                           Chief Executive Officer and President



                                           Dated: April 25, 2003


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                                  EXHIBIT INDEX


Exhibit Number             Description

99.1 Press release issued by the Company on April 25, 2003 announcing first quarter 2003 results of operations.